SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant      [X]
Filed by a Party other than the Registrant      [  ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed: _______________________________________

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 1-18-102
Columbus, Ohio 43215
(800) 848‐0920

NVIT Blueprint Managed Growth & Income Fund	NVIT J.P. Morgan Inflation Managed Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT J.P. Morgan Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Equity Income	NVIT Jacobs Levy Large Cap Growth Fund
Fund	NVIT Loomis Short Term Bond Fund
NVIT Fidelity Institutional AM® Emerging Markets	NVIT NASDAQ-100 Index Fund
Fund (formerly, NVIT Emerging Markets Fund)	NVIT Putnam International Value Fund (formerly,
NVIT Fidelity Institutional AM® Worldwide Fund	NVIT Columbia Overseas Value Fund)
NVIT Government Money Market Fund	NVIT S&P 500 Index Fund
NVIT International Equity Fund	NVIT Strategic Income Fund (formerly, NVIT
NVIT International Index Fund	Amundi Multi Sector Bond Fund)
NVIT Invesco Small Cap Growth Fund	NVIT Victory Mid Cap Value Fund
NVIT Investor Destinations Capital Appreciation Fund

(each, a “Fund,” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on:  [March 24], 2026

To the shareholders of the Funds, each a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Funds, which will be held on [March 24], 2026, at [9:00] A.M. Eastern Time, at One Nationwide Plaza, Columbus, Ohio 43215, for the following purposes:

1.	To approve the use of a “manager of managers” structure for each Fund; and
2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of each Fund as of the close of business of the New York Stock Exchange on December 15, 2025, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of each Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). This Notice is expected to be delivered by Nationwide Life and the other Participating Insurance Companies to Contract Owners who do not invest directly in or hold shares of a Fund, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in the Fund as of the record date, so that, with respect to special meetings of shareholders, they may instruct Nationwide Life and the other Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

If you would like more information or have any questions, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Funds, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

By Order of the Board of Trustees of the Trust,

Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust
[_______], 2026

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card (or voting instruction form). Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote during the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [March 24], 2026
The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 1-18-102
Columbus, Ohio 43215
(800) 848‐0920

PROXY MATERIALS

NVIT Blueprint Managed Growth & Income Fund	NVIT J.P. Morgan Inflation Managed Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT J.P. Morgan Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Equity Income	NVIT Jacobs Levy Large Cap Growth Fund
Fund	NVIT Loomis Short Term Bond Fund
NVIT Fidelity Institutional AM® Emerging Markets	NVIT NASDAQ-100 Index Fund
Fund (formerly, NVIT Emerging Markets Fund)	NVIT Putnam International Value Fund (formerly,
NVIT Fidelity Institutional AM® Worldwide Fund	NVIT Columbia Overseas Value Fund)
NVIT Government Money Market Fund	NVIT S&P 500 Index Fund
NVIT International Equity Fund	NVIT Strategic Income Fund (formerly, NVIT
NVIT International Index Fund	Amundi Multi Sector Bond Fund)
NVIT Invesco Small Cap Growth Fund	NVIT Victory Mid Cap Value Fund
NVIT Investor Destinations Capital Appreciation Fund

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

A Special Meeting of the Shareholders of the Funds will be held at One Nationwide Plaza, Columbus, Ohio 43215  on [March 24], 2026 at [9:00] A.M. Eastern Time (the “Meeting”). You are being asked to approve the use of a “manager of managers” structure for each Fund (the “Proposal”). The proposed “manager of managers” structure would permit Nationwide Fund Advisors, as the Funds’ investment adviser, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval. This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved the Proposal described in the following pages. The Board recommends unanimously that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the Internet. Simply call the toll-free number or visit the website indicated on your Proxy Card (or voting instruction form) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting.

If you have any questions before you vote, please call the Trust at 800-848-0920. You also may receive a telephone call from the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares. Thank you in advance for considering this Proposal and for promptly returning your Proxy Card (or voting instruction form).

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

Table of Contents

IMPORTANT SHAREHOLDER INFORMATION	7
Who is asking for my vote?	7
What proposal am I being asked to vote on?	7
What is a “manager of managers” structure?	7
Why am I being asked to vote on the “manager of managers” structure at this time?	8
If it is implemented, how will shareholders benefit from the “manager of managers” structure?	8
Is a change of any Fund’s subadviser currently contemplated?	8
Would approval of the Proposal cause the investment management fees paid by a Fund to increase?	8
Who will pay the expenses of the Proposal?	8
How does the Board recommend that I vote?	8
How many votes am I entitled to cast?	9
How do I vote my shares?	9
How do I sign the Proxy Card/voting instruction form?	9
How can I find more information on the Proposal?	9

THE PROPOSAL: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE FOR EACH FUND	10
How does this proposal affect my right to vote on subadvisory agreements?	13
What are the benefits to the Funds?	13
What did the Board consider in reviewing this proposal?	14

VOTING INFORMATION	15
Who is entitled to vote?	15
What constitutes a quorum?	15
What happens if a quorum is not present?	15
What vote is required to approve the Proposal?	16
What happens if shareholders of a Fund do not approve the Proposal?	16
How do I ensure my vote is accurately recorded?	16
How will the shareholder voting be handled?	17
May I revoke my proxy or voting instruction?	17
What other matters will be voted upon at the Meeting?	17
What other solicitations will be made?	18
Who will pay the expenses of the Proposal?	18
How do I submit a shareholder proposal?	18

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE	19

MORE INFORMATION ABOUT THE TRUST	19
Proxy Statement Delivery	20

EXHIBITS TO PROXY STATEMENT	21

EXHIBIT A	22

IMPORTANT SHAREHOLDER INFORMATION

Following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Funds; the owners of variable life insurance policies or variable annuity contracts (“Variable Contracts”) are entitled to give voting instructions to the shareholders of the Funds.  Your vote is important.  Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call the Trust at 800-848-0920 (toll-free). We appreciate your decision to invest with the Trust and look forward to helping you achieve your financial goals.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under the Variable Contracts that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). For the limited purpose of this Proxy Statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to Nationwide Life and the other Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is asking for my vote?

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT Blueprint Managed Growth & Income Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Fidelity Institutional AM® Emerging Markets Fund (formerly, NVIT Emerging Markets Fund), NVIT Fidelity Institutional AM® Worldwide Fund, NVIT Government Money Market Fund, NVIT International Equity Fund, NVIT International Index Fund, NVIT Invesco Small Cap Growth Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT J.P. Morgan Inflation Managed Fund, NVIT J.P. Morgan Large Cap Growth Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Loomis Short Term Bond Fund, NVIT NASDAQ-100 Index Fund, NVIT Putnam International Value Fund (formerly, NVIT Columbia Overseas Value Fund), NVIT S&P 500 Index Fund, NVIT Strategic Income Fund (formerly, NVIT Amundi Multi Sector Bond Fund) and NVIT Victory Mid Cap Value Fund (each, a “Fund”) to be held on [March 24], 2026, or any adjournments thereof.

What proposal am I being asked to vote on?

You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund of which you are a shareholder (the “Proposal”).

What is a “manager of managers” structure?

The proposed “manager of managers” structure would permit Nationwide Fund Advisors (“NFA”), as the Funds’ investment adviser, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.

Why am I being asked to vote on the “manager of managers” structure at this time?

The Funds have had a “manager of managers” structure in place since inception that permits NFA, subject to certain conditions, including approval of the Board, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.  The SEC has begun permitting insurance companies to conduct substitutions of funds in their products without the need for filing an application, as long as any such substitution meets certain conditions (the “SEC Relief”).  One of the conditions of the SEC Relief is that following a substitution, a Fund agrees not to rely on the “manager of managers” structure until such time that the Fund’s shareholders has approved its reinstatement.

 Nationwide Life Insurance Company, certain of its affiliated insurance companies, and the Trust recently conducted a substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution”). The Substitution occurred on November 14, 2025 and in accordance with the SEC Relief, no changes to the management structure of the Funds have occurred since that time, nor are any changes currently contemplated. However, in order to obtain the benefits of the “manager of managers” structure for each Fund, you are now being asked to approve the Proposal.

If it is implemented, how will shareholders benefit from the “manager of managers” structure?

The “manager of managers” structure is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements.

Is a change of any Fund’s subadviser currently contemplated?

No change of subadviser for any Fund currently is contemplated. Nonetheless, regardless of whether shareholders approve the Proposal, NFA may, at some time in the future, seek to change the current subadviser or to add a new subadviser to a Fund, subject to Board approval. You are being asked to approve the Proposal because the “manager of managers” structure is intended to enable each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval at such time that NFA believes that a change of subadviser, or the addition of a new subadviser, would benefit the Fund and its shareholders.

Would approval of the Proposal cause the investment management fees paid by a Fund to increase?

No. Approval of the “manager of managers” structure would not affect the investment management fees paid by a Fund, or change NFA’s responsibilities to a Fund.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Funds (and therefore the Funds’ shareholders).

How does the Board recommend that I vote?

The Board recommends that you vote to approve the Proposal.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Funds that you own at the close of business on the New York Stock Exchange on the record date. The record date is December 15, 2025.

How do I vote my shares?

You can vote your shares:

(1) by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or
(2) over the Internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for or against the Proposal, your proxy will be voted as you indicate. If you choose to abstain from voting, it will have the same effect as a vote against the Proposal. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?

Please sign exactly as your name appears on the Proxy Card (or voting instruction form). When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?

If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920.  In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of a Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT
SPECIAL MEETING OF THE SHAREHOLDERS OF

NVIT Blueprint Managed Growth & Income Fund	NVIT J.P. Morgan Inflation Managed Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT J.P. Morgan Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Equity Income	NVIT Jacobs Levy Large Cap Growth Fund
Fund	NVIT Loomis Short Term Bond Fund
NVIT Fidelity Institutional AM® Emerging Markets	NVIT NASDAQ-100 Index Fund
Fund (formerly, NVIT Emerging Markets Fund)	NVIT Putnam International Value Fund (formerly,
NVIT Fidelity Institutional AM® Worldwide Fund	NVIT Columbia Overseas Value Fund)
NVIT Government Money Market Fund	NVIT S&P 500 Index Fund
NVIT International Equity Fund	NVIT Strategic Income Fund (formerly, NVIT
NVIT International Index Fund	Amundi Multi Sector Bond Fund)
NVIT Invesco Small Cap Growth Fund	NVIT Victory Mid Cap Value Fund
NVIT Investor Destinations Capital Appreciation Fund

NATIONWIDE VARIABLE INSURANCE TRUST
TO BE HELD ON [March 24], 2026

This Proxy Statement solicits proxies to be voted at a Special Meeting of the Shareholders (the “Meeting”) of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”). At the Meeting, shareholders of the Funds will be asked to consider and approve the use of a “manager of managers” structure for each Fund of which you are a shareholder (the “Proposal”).  The principal office of the Trust is One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215. You can reach the offices of the Trust by telephone by calling 800-848-0920. The Proxy Statement also is available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

The Meeting will be held at One Nationwide Plaza, Columbus, Ohio 43215 on [March 24], 2026, at [9:00] a.m. Eastern Time. The Board, on behalf of each Fund, is soliciting this proxy.  This Proxy Statement will first be sent to shareholders on or about [February 3], 2026.
This Proxy Statement is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.
For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in a Fund through their Variable Contracts as well as to Nationwide Life or other Participating Insurance Companies.

THE PROPOSAL: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE FOR EACH FUND

Introduction

The Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) for a “manager of managers” structure that generally permits its investment adviser, Nationwide Fund Advisors (“NFA”), subject to approval of the Board, to (i) hire, replace or terminate an unaffiliated subadviser, (ii) revise a subadvisory agreement with an unaffiliated subadviser, and (iii) allocate and reallocate a Fund’s assets among one or more subadvisers, each without the approval of shareholders (the “Manager of Managers Order”). Absent such relief, shareholder approval would generally be required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) to make such subadviser changes. Each of the Funds commenced operations on various dates in reliance on the Manager of Managers Order, as disclosed in each Fund’s then-current prospectus.

Nationwide Life and the Trust recently conducted a substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution”).  As further described below, the SEC permits insurance companies to conduct substitutions of funds in their products without the need for filing an application, as long as any such substitution meets certain conditions (the “SEC Relief”).  As a condition to participating in the Substitution, the SEC Relief requires that, after the date on which the Substitution transaction (the “Substitution Transaction”) were to occur, a Fund would not rely on the “manager of managers” structure until such structure has been reapproved by such Fund’s shareholders. The Substitution Transaction occurred on November 14, 2025.  Shareholders of the Funds are now being asked to vote to approve reimplementation of a “manager of managers” structure in reliance on the Manager of Managers Order (the “Manager of Managers Structure”).

Applicable Law and the Manager of Managers Order

Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a fund, its investment adviser and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities. Therefore, under normal circumstances, a fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser’s subadvisory agreement terminates because of an “assignment.” The Manager of Managers Order permits NFA, as the Funds’ investment adviser, and subject to Board approval, to generally appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of a Fund without shareholder approval. The Manager of Managers Order is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements.

Pursuant to the current investment advisory agreement between the Trust and NFA (the “Investment Advisory Agreement”), NFA, subject to the supervision of the Board and approval of shareholders, serves as each Fund’s investment adviser. As such, NFA provides for, or arranges for the provision of, among other things, the management of the assets of each Fund and the decisions to purchase and sell securities on behalf of the Funds. NFA is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which NFA is responsible under such Investment Advisory Agreement. Where NFA delegates investment advisory duties to a subadviser, NFA (i) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determines the allocation of assets among one or more subadvisers;

and (iii) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. Approval and use by a Fund of the Manager of Managers Structure would, subject to Board approval, enable NFA to hire and replace an unaffiliated subadviser, or materially amend a subadvisory agreement with an unaffiliated subadviser, or reallocate a Fund’s assets among existing subadvisers, without shareholder approval. Approval of the Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval, or change NFA’s responsibilities to a Fund.

The Substitution

Shares of the Funds are offered to separate accounts of Nationwide Life to fund benefits of Variable Contracts that Nationwide Life issues. Each Variable Contract’s prospectus contains provisions reserving Nationwide Life’s right to substitute shares of one underlying mutual fund available as an investment option (“Underlying Fund Option”) for shares of another Underlying Fund Option if either (i) shares of the current Underlying Fund Option are no longer available for purchase by the separate account or (ii) in the judgment of Nationwide Life, further investment in the current Underlying Fund Option is inappropriate in view of the purposes of the Variable Contract.  Section 26(c) of the 1940 Act generally requires an insurance company, in order to exercise such contractual rights, to obtain an order from the SEC approving the substitution.  The SEC has required, as a condition to granting such substitution orders, that after the date on which the substitution were to occur, no series of the Trust that had participated in the substitution would change subadvisers, retain any new subadviser, or otherwise rely on the Manager of Managers Order without first obtaining shareholder approval of either the new subadviser or a Manager of Managers Structure that relies on the Manager of Managers Order.

On November 14, 2025, Nationwide Life exercised its contractual rights and conducted the Substitution, replacing certain Underlying Fund Options with the Funds.  Similar to previous substitutions, many of the Underlying Fund Options were not subject to manager-of managers relief.  This means that, since November 14, 2025, NFA is not able to hire or replace an unaffiliated subadviser (or otherwise materially amend a contract with an existing unaffiliated subadviser) with respect to the Funds, or reallocate assets among a Fund’s existing subadvisers, without shareholder approval.

Approval of Reinstatement of Manager of Managers Structure

Shareholders of the Funds are requested in this proxy solicitation to approve each Fund’s reimplementation of the Manager of Managers Structure that relies on the Manager of Managers Order. Reimplementation by a Fund of the Manager of Managers Structure would enable NFA to:

•	hire and replace an unaffiliated subadviser;
•	materially amend a subadvisory agreement with an unaffiliated subadviser; or
•	reallocate a Fund’s assets among existing subadvisers;

each without shareholder approval. Any such action would continue to require approval by a majority of the Board, including a majority of the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act. The Manager of Managers Structure would not:

•	permit investment management fees paid by a Fund to be increased without shareholder approval; or
•	change NFA’s responsibilities to a Fund.

NFA will remain the Funds’ primary investment adviser and will have responsibilities to oversee the subadvisers, including by:

•	performing initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers; and
•	making recommendations to the Board regarding renewal, modification or termination of a subadviser’s contract.

At the Board’s December 10, 2025 meeting, the Board, including the Independent Trustees, upon the recommendation of NFA, unanimously approved each Fund’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements.

No change of subadviser for any Fund currently is contemplated. Nonetheless, regardless of whether shareholders approve the Proposal, NFA may, at some time in the future, seek to change the current subadviser or to add a new subadviser to a Fund. NFA believes that the reinstatement of the Manager of Managers Structure will: (1) enable the Board to act more quickly on recommendations from NFA and with less expense to a Fund in order to appoint an initial or a new subadviser; and (2) potentially enhance Fund performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among itself and one or more subadvisers— for example, to engage a subadviser with a different investment style.

Based on the above, the Board, on NFA’s recommendation, is hereby soliciting shareholder approval of the reinstatement of the Manager of Managers Structure, in reliance on the Manager of Managers Order, with respect to each Fund.

How does this proposal affect my right to vote on subadvisory agreements?

If the Proposal is approved, shareholders will not be asked to vote on new subadvisory agreements or material amendments to existing subadvisory agreements with unaffiliated subadvisers.

What are the benefits to the Funds?

NFA informed the Board that it believes it is in the best interests of each Fund’s shareholders to allow NFA the maximum flexibility to appoint and replace unaffiliated subadvisers, amend subadvisory agreements with unaffiliated subadvisers, and reallocate assets among existing subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and NFA have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund’s shareholders). If shareholders approve the Proposal to authorize a Manager of Managers Structure for a Fund, the Board would be able to act more quickly on recommendations from NFA and with less expense to the Fund to appoint a subadviser when NFA believes that the appointment would benefit the Fund and its shareholders.

The Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected whenever NFA seeks to select a new subadviser, modify a subadvisory agreement or reallocate a Fund’s assets among existing subadvisers. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements, any modifications to existing subadvisory agreements and all reallocations of assets among existing subadvisers.

What did the Board consider in reviewing this proposal?

The Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure with respect to each Fund:

(1) A Manager of Managers Structure will enable NFA to more easily employ subadvisers with varying investment strategies to help potentially enhance performance and reduce market risk;

(2) A Manager of Managers Structure will enable NFA to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

(3) A Manager of Managers Structure will enable the Board to act more quickly on recommendations from NFA, with less expense to a Fund, in replacing subadvisers and appointing new subadvisers;

(4) NFA would be directly responsible for (i) establishing procedures to monitor a subadviser’s compliance with the Funds’ investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers;

(5) No subadviser could be appointed, removed or replaced without Board approval; and

(6) The Funds already had in place, prior to November 14, 2025, an existing “manager of managers” structure and that reapproval is only necessary due to conditions imposed by the SEC in permitting the Substitution.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of each Fund at the close of business on December 15, 2025 (the “Record Date”) will be entitled to vote at the Meeting.  The total outstanding shares of each Fund entitled to vote as of the Record Date are set forth below.

Fund	Number of Shares Outstanding
NVIT Blueprint Managed Growth & Income Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund (formerly, NVIT Emerging Markets Fund)
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT Government Money Market Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Invesco Small Cap Growth Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund
NVIT NASDAQ-100 Index Fund
NVIT Putnam International Value Fund (formerly, NVIT Columbia Overseas Value Fund)
NVIT S&P 500 Index Fund
NVIT Strategic Income Fund (formerly, NVIT Amundi Multi Sector Bond Fund)
NVIT Victory Mid Cap Value Fund

What constitutes a quorum?

With respect to actions to be taken by the shareholders of a Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

What happens if a quorum is not present?

If, in the unlikely event that quorum is not present at the Meeting, in-person or by proxy, as described above, then a majority of the votes cast by shareholders of the Fund present in-person or by proxy at the Meeting may adjourn the Meeting. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in-person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the

Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What vote is required to approve the Proposal?

Each Fund will vote separately for the Proposal and approval of the Proposal for one Fund is not dependent on the approval of the Proposal for the other Fund. With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting duly called if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund will vote separately on the Proposal and it is possible that none of the Funds, only certain Funds, or all of the Funds vote to approve the Proposal.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve the Proposal. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in this Proxy Statement.

What happens if shareholders of a Fund do not approve the Proposal?

If shareholders of a Fund vote against the Proposal, that Fund will not be able to rely on the Manager of Managers Structure. If a Fund is not able to rely on the Manager of Managers structure, shareholder approval would be required to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of that Fund.  Obtaining such shareholder approval would cause that Fund to incur expense and delays each time NFA and the Board believe that a change in subadviser, or the addition of a new subadviser, would benefit the Fund and its shareholders.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote at that time or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card (or voting instruction form) or by going to the Internet address provided on the Proxy Card (or voting instruction form) and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal.

How will the shareholder voting be handled?

Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What happens if a quorum is not present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Generally, broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the proposal.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Nationwide Life and each Participating Insurance Company, as the shareholders of record of all of the Trust’s shares, will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion.

May I revoke my proxy or voting instruction?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting at that time.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card (or voting instruction form). Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 800-848-6331.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Funds as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders or Contract Owners, as applicable, at an anticipated estimated cost of $508,000, including out-of-pocket expenses, which will be borne by the Trust as described below. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Funds (and therefore the Funds’ shareholders).

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit A attached to this Proxy Statement, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

MORE INFORMATION ABOUT THE TRUST

The Trust

The Trust is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. There are currently 69 funds that comprise the Trust with various share classes.

NFA

NFA, One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215, manages the investment of the Funds’ assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

Administration, Transfer Agency and Fund Accounting Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM’s address is One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215.

Distributor

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215.

Custodian

JPMorgan Chase Bank, 383 Madison Avenue, Floor 11, New York, New York 10179, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders or Contract Owners instead of delivering one copy of a document to each shareholder or Contract Owner in the household. Shareholders or Contract Owners who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with, as applicable, one proxy card for each shareholder or one voting instruction card for each Contract. A shareholder or Contract Owner who received more than one copy of the Proxy Statement may elect to household in the future; a shareholder or Contract Owner who received a single copy of the Proxy Statement may opt out of householding in the future; and a shareholder or Contract Owner may, in any event, obtain an additional copy of this Proxy Statement either by writing to the Trust at One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A—Principal Holders of Shares as of December 15, 2025

As of the Record Date, shareholders of record of 5% or more of the outstanding shares of each Fund were as follows:

EXHIBIT A

Principal Holders of Shares as of December 15, 2025

Fund Name/Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address

Fund Name/Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address

Fund Name/Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address

Fund Name/Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address

NATIONWIDE
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82290-S28389

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following Proposal:

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the policyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V82291-S28389

NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Investor Destinations Capital Appreciation Fund

(each, a "Fund," and collectively, the "Funds")

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST

The undersigned shareholder of Nationwide Variable Insurance Trust (the "Trust") hereby appoints Allan J. Oster and Stephen R. Rimes, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the Special Meeting of Shareholders (the "Meeting") of the Trust, to be held virtually on March 24, 2026 at 9:00 A.M. Eastern Time or any continuation following an adjournment thereof, and on any other matters that may arise in the Meeting, or any continuation following an adjournment thereof, in accordance with their best judgement.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE <u>FOR</u> THE PROPOSAL.